Exhibit 10.9

                 CONFIRMATION FOR U.S. DOLLAR INTEREST RATE SWAP
                     TRANSACTION UNDER 1992 MASTER AGREEMENT


Date:      July 5, 2007                   Our ref: 99501303
To:        J.P. Morgan Chase Commercial   From:    JPMorgan Chase Bank, N.A.
           Mortgage Securities Trust               270 Park Avenue
           2007-LDP11                              6th Floor
           c/o LaSalle Bank National               New York, New York  10017
           Association
           135 South LaSalle Street,
           Suite 1625
           Chicago, Illinois 60603
Attn:      Global Securities and Trust    Contact: Andrew Taylor
           Services, J.P. Morgan Chase
           Commercial Mortgage
           Securities Trust 2007-LDP11
Telecopy                                  Fax No:  (212) 834-6598
No:        (312) 904-1085
                                          Tel No:  (212) 834-3813

Dear Sir/Madam,

            The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11 and JPMorgan Chase Bank, N.A. (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below (the "Agreement").

            The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc., the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Definitions or the Trust Agreement referred to below under "Credit Support Documents."

            This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement (including the Schedule thereto) dated as of July 5, 2007, as amended and supplemented from time to time (the "Agreement"), between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

            In this Confirmation "Party A" means JPMorgan Chase Bank, N.A. and "Party B" means J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11 (the trust established pursuant to the Trust Agreement, as defined herein).

The terms of the particular Transaction to which this Confirmation relates are as follows:

      Notional                For each Calculation Period, the Certificate
        Amount: Balance (as defined in the Trust Agreement) of the Commercial Mortgage Pass-Through Certificates, Series
                                2007-LDP11, Class A-2FL Regular Interest,
                                issued by Party B under the Trust
                                Agreement, as of the close of business on
                                the Distribution Date (as defined in the
                                Trust Agreement) occurring in such
                                Calculation Period, except that the
                                Notional Amount for the Initial
                                Calculation Period shall be the Original
                                Certificate Balance (as defined in the
                                Trust Agreement) of the Commercial
                                Mortgage Pass-Through Certificates, Series
                                2007-LDP11, Class A-2FL Regular Interest.
                                For the avoidance of doubt, on the
                                Effective Date, the Notional Amount is
                                equal to $70,000,000.
      Trade Date:             July 5, 2007
      Effective Date:         July 5, 2007
      Termination             The earlier of: (a) the Rated Final
        Date: Distribution Date (as defined in the Trust Agreement) in June of 2049; or (b) the date when the Notional Amount hereunder has been reduced to zero, in each case subject to adjustment in accordance with the Following Business Day Convention.
      Initial Accrual
        Interest
        Payment by
        Party A to
        Party B:              $44,287, to be paid on the Effective Date.
      Initial
        Up-front
        Payment by
        Party B to
        Party A:              $222,495, to be paid on the Effective Date.

      Fixed Amounts:
      Fixed Rate              Party B
        Payer:
      Fixed Rate              The related Distribution Date, beginning on
        Payer Payment           August 15, 2007 and ending on the
        Dates:                  Termination Date.
      Fixed Rate:             5.694% per annum
      Fixed Rate Day          30/360 (without regard to the date of the
        Count                   first day or last day of the Calculation
        Fraction:               Period).
      Initial Fixed           From and including July 1, 2007, through and
        Rate                    including July 31, 2007.
        Calculation
        Period:
      Fixed Amount:           For each Payment Date in respect of a Fixed
                                Calculation Period, the lesser of: (1) the
                                product of (a) the Fixed Rate, (b) the
                                Fixed Rate Day Count Fraction and (c) the
                                Notional Amount for such Fixed Calculation
                                Period (the "Regular Fixed Amount"); or
                                (2) the amount of funds available for such
                                payment under the Trust Agreement (the
                                "Available Fixed Amount").
      Fixed Rate              The first day of each calendar month (with
        Payer Period            no adjustments).
        End Dates:
      Fixed Rate              For each Payment Date, the period from and
        Payer Delayed           including the immediately preceding Period
        Payment:                End Date to, but excluding, such Payment
                                Date.
      Fixed Rate              For each Payment Date, the calendar month
        Calculation             preceding such Payment Date during the
        Period:                 Term of this Swap Transaction.
      Additional              For any Payment Date, the amount of any
        Fixed Amount:           Yield Maintenance Charges (as defined in
                                the Trust Agreement) paid in respect of
                                the Class A-2FL Regular Interest on the
                                related Distribution Date under the Trust
                                Agreement.

      Floating
       Amounts:
      Floating Rate           Party A
        Payer:
      Floating Rate           The Business Day prior to the related
        Payer Payment           Distribution Date, beginning on August 14,
        Dates:                  2007 and ending on the Termination Date.
      Floating Rate
        for Initial
        Calculation
        Period:               LIBOR plus the Spread.
      Floating Rate           LIBOR, as defined and calculated under the
        Option:                 Trust Agreement; provided that for the
                                Initial Floating Rate Calculation Period,
                                the Floating Rate Option should be 5.320%.
      Spread:                 0.140%
      Floating Rate
        Day Count
        Fraction:             Actual/360
      Floating Rate           For each Payment Date, the period from and
        Calculation             including the Distribution Date in the
        Period:                 preceding calendar month (or the Closing
                                Date (as defined in the Trust Agreement),
                                in the case of the Initial Floating Rate
                                Calculation Period), to, but excluding,
                                the related Distribution Date, except that
                                the final Calculation Period will end on,
                                but exclude, the Termination Date.
      Initial                 From and including the Closing Date to, but
        Floating Rate           excluding, August 15, 2007.
        Calculation
        Period:
      Floating Amount:        For each Payment Date in respect of a
                                Floating Calculation Period, the lesser
                                of: (1) an amount equal to the product of
                                (a) the Floating Rate, (b) the Floating
                                Rate Day Count Fraction and (c) the
                                Notional Amount for such Floating
                                Calculation Period (the "Regular Floating
                                Amount"); or (2) an amount equal to (a)
                                the Regular Floating Amount minus (b) the
                                excess of (i) the Regular Fixed Amount for
                                such Payment Date over (ii) the Available
                                Fixed Amount.
      Business Days:          As defined in the Trust Agreement.
      Calculation             Party B
        Agent:
      Other:                  For the avoidance of doubt, for purposes of
                                Section 2(c) of the Agreement, any amounts payable by the Floating Rate Payer on a Floating Rate Payer Payment Date, and by the Fixed Rate Payer on the related Fixed
                                Rate Payer Payment Date, shall be netted even though such dates may be different, and the party with the larger aggregate amount shall make the net payment on the related Payment Date.

Recording of Conversations

            Each party to this Transaction acknowledges and agrees to the tape recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such tape recordings may be submitted in evidence in any Proceedings relating to the Agreement and/or this Transaction.

      Credit Support           With respect to Party B, the Pooling and
        Documents:               Servicing Agreement, dated as of July 1,
                                 2007, among J.P. Morgan Chase Commercial
                                 Mortgage Securities Corp., as depositor,
                                 Wachovia Bank, National Association, as
                                 master servicer, CWCapital Asset
                                 Management LLC, as special servicer and
                                 LaSalle Bank National Association, as
                                 trustee, as amended, modified,
                                 supplemented, restated or replaced from
                                 time to time (the "Trust Agreement").

        Account Details:
        Account for                JPMorgan Chase Bank
          payments to              ABA # 021000021
          Party A:                 A/C: 099-997-979
                                   SWIFT/BIC: CHASUS33
                                   Attention: Securitized Products
                                     Derivatives

        Account for                Name: LaSalle Bank National Association,
          payments to                as Trustee
          Party B:
                                   ABA# 071-000-505

                                   LaSalle Bank, N.A., Chicago
                                   LaSalle/CHGO/CTR/BNF:/LASALLE TRUST
                                   for further credit to Acct # 724871.1
                                   Ref: JP Morgan 2007-LDP11

6       Offices:
        The Office of
          Party A for this
          Transaction is:          New York, NY
        The Office of
          Party B for this
          Transaction is:          Chicago, IL

            Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within three (3) Business Days by returning via telecopier an executed copy of this Confirmation to the attention of Andrew Taylor (fax no. (212) 834-6598).

Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

Accepted and confirmed as of
the date first
written:

                                        J.P. Morgan Chase Commercial Mortgage
JPMorgan Chase Bank, N.A.               Securities Trust 2007-LDP11

                                        By: LaSalle Bank National Association,
                                        not in its individual capacity, but
                                        solely as Trustee

By:                                     By:
   -----------------------------           -----------------------------
Name:                                   Name:
Title:                                  Title: